



MtronPTI®
Your Destination for RF Components and Solutions

Investor Update Webinar

August 17, 2023





MtronPTI
Your Destination for RF Components and Solutions

Safe Harbor Statement

Information included or incorporated by reference in this presentation may contain forward-looking statements. This information may involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different than the future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.

Examples of forward-looking statements include, but are not limited to, statements regarding efforts to grow revenue, expectations regarding fulfillment of backlog, future benefits to operating margins and the adequacy of cash resources. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors, including, without limitation, the risks outlined under “Risk Factors” in the Information Statement contained within our Form 10-K filed with the SEC on March 30, 2023. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this presentation will in fact be accurate. Further, we do not undertake any obligation to publicly update any forward-looking statements. As a result, you should not place undue reliance on these forward-looking statements.

MtronPTI®
Your Destination for RF Components and Solutions

Agenda

Introduction/Company overview
Products and Markets
Financials
Summary

MtronPTI (NYSE: MPTI) at a Glance

MtronPTI
Your Destination for RF Components and Solutions

Your Destination for Radio Frequency Components and Solutions since 1965

Filters (LC, Cavity, Planar, Crystal)	Oscillators (XO, TCXO, VCXO, OCXO)	Crystal Resonators and Solutions


MtronPTI

$36.6M[1] Sales	36.2%[1] Gross Margin	$51.6M Backlog	7-10%[2] Revenue CAGR	28.3%[3] New Product Revenue


10%
6%
19%
11%
54%
Space
Avionics
Defense/Aerospace
Industrial, Computing, Telephony
Instrumentation


Resonators, Solutions 19%
Filters 52%
Oscillators 29%

Raytheon Technologies
Lockheed Martin
Viasat
Garmin
Collins Aerospace
Honeywell
General Dynamics
Northrop Grumman
L3Harris Fast. Forward.
Thales

[1] Rolling 12 months ended June 30, 2023

[2] Five year CAGR was 8.2% from 2017-2022

[3] Revenue from products introduced in the last 4 years

MtronPTI
Your Destination for RF Components and Solutions

Why MtronPTI?

Growing Backlog

$51.6M
at 6/30/2023

Up 12%
From 12/31/2022

Attractive Markets

- Space
- Aerospace
- Defense
- Avionics
- Instrumentation

Robust R&D Pipeline

260 New Products Launched Annually
(5 Year Average)

Growing Customer Base

Over 300 Active Customers

Global Footprint

Multiple Design and Manufacturing Sites


Yankton, SD
Austin, TX
Orlando, FL
New Delhi, India
Hong Kong

Over 125,000 sq ft of Design and Manufacturing Space in Three Sites

- Orlando, FL 75,000 sq ft AS9100D Design and Manufacturing facility, ITAR Registered
- Yankton, SD 35,000 sq ft facility AS9100D Design and Manufacturing facility, ITAR Registered
- India 18,900 sq ft facility ISO 9100:2015 Manufacturing facility, ITAR Registered
- Austin, TX Sales Office
- Hong Kong Sales Office

MtronPTI®
Your Destination for RF Components and Solutions

A History of Leadership and Innovation

For over 58 Years, MtronPTI has distinguished itself as a leader, innovator, and valued partner within the Aerospace & Defense Industry.

1965
Mtron & Piezo Technology (PTI) are organized separately.

1966
PTI: First US manufacturer to develop and produce monolithic crystal filters

1967
Mtron becomes a QPL crystal supplier

1969
PTI first to offer 4-Pole, single wafer VHF monolithic filters.

1973
PTI supplies the first monolithic filters used in space.

1981
Mtron expands product line to include clock oscillators.

1982
PTI is first to introduce two and four pole 45 MHz monolithic crystal filters for the 800-900 MHz mobile radio market and low impedance, fundamental mode 45 MHz monolithic filters for cellular phones.

1985
PTI is the first organization to report success in chemical milling of crystal resonators over 1 GHz

1992
Mtron develops inverted mesa process for hi-frequency fundamental crystals.

1993
Mtron becomes first crystal and oscillator supplier to be ISO-9001 certified.

1995
PTI establishes operations in India

2001
Mtron introduces 5X7 oscillator footprint and crystal oscillators and VCXO's over 750 MHz.

2002
Mtron purchases assets of Champion Technologies (formerly Motorola) adding VCXO, TCXO and timing solutions.

2004
Mtron Acquires PTI

2009
MtronPTI adds cavity filters to product line.

2017
MtronPTI introduces its first electronically vibration compensated OCXO

2020
MtronPTI launches Integrated Microwave Assembly (IMA)

2022
MtronPTI launches Planar Filter Product Line and High frequency, low noise OCXO family

2023
MtronPTI launches 5G interference filter solving cell tower interference with aircraft

2023
MtronPTI introduces high power in vacuum test capability

1960 1970 1980 1990 2000 2010 2020 2030

MtronPTI
Your Destination for RF Components and Solutions

Secular Market Tailwinds



Defense

Autonomous Vehicles, Hypersonic Missiles, Electronic Warfare (EW), Drone and Missile Defense, Space Applications (5G, Surveillance, Missile Defense)



Avionics

Global fleet increasing by 80% through 2041 compared to 2019



Space

Internet access via satellite predicted to account for up to 70% of the space economy by 2050



Communications

Bandwidth demands growing 50 percent per year

Radar, Radios, SATCOM, Navigation, GPS, Electronic Warfare, Inflight Connectivity, Servers, Routers

Growing End Market Trends Position MtronPTI for Long-Term Success

MtronPTI
Your Destination for RF Components and Solutions

Diverse End Markets

Avionics	Defense and Aerospace	Space and SATCOM	Instrumentation, Industry, Computing
19%	54%	6%	21%
Boeing BAE Systems GE Airbus Honeywell Collins Aerospace Garmin	Raytheon Technologies Lockheed Martin Northrop Grumman Collins Aerospace L3Harris Fast. Forward	Northrop Grumman MDA Lockheed Martin General Dynamics Thales L3Harris Fast. Forward.	Keysight Vega GE NI Schneider Electric

Case Study – Space and SATCOM



Front End Receiver
- Crystal Filter, Cavity Filter, LC Filter

Timing
- Crystal Resonator

Front End Transmitter
- Crystal Filter, Cavity Filter, LC Filter


Space Based Systems
Annual Budget Request
$ in Billions
$30
$25
$20
$15
$10
$5
$0
11.1
9.9
10.2
8.0
8.0
7.2
7.1
7.1
9.8
9.3
11.9
15.5
16.7
21.7
26.1
FY10
FY11
FY12
FY13
FY14
FY15
FY16
FY17
FY18
FY19
FY20
FY21
FY22
FY23
FY24

Front End Receiver
- Crystal Filter, Cavity Filter, LC Filter, Diplexer, N-plexer

Front End Transmitter
- Crystal Filter, Cavity Filter, LC Filter, Diplexer, N-plexer

Timing
- OCXO, OCXO with PLL, VCTCXO, VCXO, TCXO, Crystal Filter



MtronPTI
Your Destination for RF Components and Solutions

Case Study – Precision-Guided Munitions



Radar Guided
- OCXO, TCXO and LC Filter

Laser and Electro-Optically Guided
- Clock Oscillator and TCXO

Missile Data Links
- LC Filter and Crystal Filter

Missiles & Munitions
Annual Budget Request


$35
$ in Billions
$30
$25
$20
$15
$10
$5
$0
12.5
12.9
11.0
10.3
9.2
9.0
11.9
13.9
16.4
20.7
21.6
21.3
20.3
24.7
30.6
FY10
FY11
FY12
FY13
FY14
FY15
FY16
FY17
FY18
FY19
FY20
FY21
FY22
FY23
FY24

MtronPTI
Your Destination for RF Components and Solutions

Case Study – Electronic Warfare

Path to Antenna
- Duplexer, Diplexer, Multiplexer, Cavity Filter, Waveguide Filter, LC Filter

Transmitter
- LC Filter, Cavity Filter, Waveguide Filter, Power Amplifier

Receiver
- LC Filter and Crystal Filter



Master Clock
- OCXO/TCXO

Signal Processing
- TCXO, OCXO and Crystal Resonator

$842 billion requested by the DOD for Fiscal Year 2024

MtronPTI
Your Destination for RF Components and Solutions

Recent and Upcoming Innovations

Hi-Power Cavity and
LC Filters for Space



Hi-Power Space Diplexer

M6904 Series, low-g sensitivity
(<1ppb/g), excellent aging TCXO


MtronPTI

Electronically Compensated
OCXO, XO5503-100 MHz





L-Band frequency reference
Integrated with g-compensation


MtronPTI

Fully Integrated Capabilities

Design → **Manufacturing** → **Quality**

Design Process
- Partnership focused on long-term relationships with suppliers and customers
- Rapid phototyping and development cycles
- Concurrent Engineering
- Substantial in-house expertise in Radio Frequency design and manufacturing solutions

Product Capabilities
- TCXO, OCXO, VCXO, XO
- Crystal, Cavity, LC, Planar and Waveguide filters
- N-plexers and switched filters
- Multi-Functional Modules, Power Amplifiers and Integrated Microwave Assemblies

Manufacturing
- World-class FOD Control, Laser weld, SMD Pick and Place, J-STD-001 Space level soldering
- Wafer Fabrication, Full CNC Machine Shop, Thick Film Hybrid, Laser Trim, Chip and Wire, Resistive Welding, Seam Sealer

Quality
- AS9100D and ISO 9001:2015
- Extensive in-house testing: Gross/Fine Leak, Vibration, Shock, XRF, PIND, Life, Immersion, Humidity, Barometric Pressure, High Power in Vacuum Testing, Solderability, Dielectric Withstanding Voltage, Insulation Resistance

Pro Forma Financial Summary

- Total Current Assets of $16.1 million
- Current Ratio of 3.38 to 1
- Shareholders Equity of $16.1 million
- Undrawn and Unused Line of Credit of $5.0 million
- Backlog of $51.6 million at June 30, 2023
- Working Capital of $11.3 million
- 2.73 million shares O/S

Source: M-tron Industries, Inc. 10-Q, 8-K and Press Release dated August 10, 2023. Figures are Unaudited.

Financial Trends

- Results reflect strong underlying fundamentals as Defense market improvement outpaces Space and Aerospace markets
- 2023 Q2 TTM of $36.6 million revenue versus Q2 2022 TTM of $28.8 million with 2023 Q2 TTM margin of 36.2%, in line with the prior year TTM of 36.1%.
- Growth enhanced by numerous new product design wins


Quarterly Revenue and Gross Margin %
$11.0
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Revenues
GM %

Order Backlog Trend

Record $51.6 million of backlog

Driven by:

- Defense orders to build and replenish inventory
- Market and customer share gains with expanded product offering
- Product line expansion with Cavity Filters and Integrated Microwave Assembly



$55.0
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$20.1
$21.1
$21.8
$29.4
$36.8
$43.2
$44.1
$46.2
$45.5
$51.6
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2023
Q4 2022
Q1 2023
Q2 2023

Multi-Pronged Strategy for Sustained Growth

Where Have We Come From?

- **58+** — Year Legacy
- **$36+** — Sales in Millions
- **PTI, Trilithic, Champion** — History of M&A
- **India, SD, FL** — Global MFG Footprint
- **>300** — Customer Base
- Diversified End Markets

Where Are We Going?

➢ ***Positioned for Organic Growth***

- Industry Tailwinds – Backlog of $51.6 million
- Continuous Product Line expansion
- Gaining market share
- Long running "sticky" Defense programs

➢ ***Driving Efficiencies and Cost Reductions***

- Leverage India operation / ITAR registration
- Key investments in people and equipment
- Focus on yield improvements

➢ ***Acquisition Oriented in the areas of***

- Synergistic Products
- Increased Technical Capabilities
- Market expansion

Strategically Positioned to Create Value Through Margin Improvement with a Focus on Key Markets and Customers

Your Questions

MtronPTI Contact Information

Visit us:

www.MtronPTI.com

Contact us:

email: ir@mtronpti.com